PROCESSING AND SERVICING COSTS (Tables)	12 Months Ended
Dec. 31, 2023
PROCESSING AND SERVICING COSTS.
Schedule of processing and servicing costs

	Year ended December 31,
	2021	2022	2023

	(HK$ in thousands)

Cloud service fee	122,269	216,140	181,241
Market information and data fee	70,387	79,439	82,026
System cost	12,160	28,324	58,709
Data transmission fee	46,289	41,775	44,718
Others	5,898	8,162	9,210
Total	257,003	373,840	375,904